UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 13, 2011
THE J. M. SMUCKER COMPANY
(Exact name of registrant as specified in its charter)

Ohio	001-05111	34-0538550

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Strawberry Lane
Orrville, Ohio	44667-0280

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (330) 682-3000
Not Applicable

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
INDEX OF EXHIBITS
EX-23.1
EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-101 INSTANCE DOCUMENT
EX-101 SCHEMA DOCUMENT
EX-101 CALCULATION LINKBASE DOCUMENT
EX-101 LABELS LINKBASE DOCUMENT
EX-101 PRESENTATION LINKBASE DOCUMENT
EX-101 DEFINITION LINKBASE DOCUMENT

Item 8.01	Other Events.
Effective May 1, 2011, The J. M. Smucker Company’s (the “Company”) reportable segments were modified to align segment financial results with the responsibilities of segment management, consistent with the executive appointments announced in a press release dated March 8, 2011. As a result, the Company now presents the following three reportable segments: U.S. Retail Coffee, U.S. Retail Consumer Foods, and International, Foodservice, and Natural Foods. The new U.S. Retail Consumer Foods reportable segment is a combination of the former U.S. Retail Consumer and U.S. Retail Oils and Baking reportable segments, and the Special Markets segment has been renamed International, Foodservice, and Natural Foods. Also effective May 1, 2011, certain specialty brands which were previously included in the U.S. Retail Consumer Foods segment are included in the International, Foodservice, and Natural Foods segment.
The Company is filing this Current Report on Form 8-K to update certain information and financial statements included in the Company’s Annual Report on Form 10-K for the year ended April 30, 2011 (the “2011 Form 10-K”) to reflect the realignment of its reportable segments. Specifically, the Company is updating the following sections of the 2011 Form 10-K: (i) Part I, Item 1. Business; (ii) Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and (iii) Part II, Item 8. Financial Statements and Supplementary Data. Revised disclosure for these sections is set forth in Exhibits 99.1, 99.2, and 99.3 to this Current Report on Form 8-K and is incorporated herein by reference. Exhibit 99.3, Revised and Updated Item 8. Financial Statements and Supplementary Data of Part II of the 2011 Form 10-K, contains the Consolidated Financial Statements and the related footnotes, but does not update selected unaudited quarterly financial data as such data was not impacted by the reportable segment or product realignments and does not update the Report of Management on Internal Control Over Financial Reporting, the Report of Independent Registered Public Accounting Firm on Internal Control Over Financial Reporting, or the Report of Management on Responsibility for Financial Reporting.
In addition, the Company is filing this Current Report on Form 8-K for the purpose of updating Part II, Item 8. Financial Statements and Supplementary Data of the 2011 Form 10-K and Part I, Item 1. Financial Statements of the Quarterly Report on Form 10-Q for the period ended July 31, 2011 (the “First Quarter 2012 Form 10-Q”) for an additional footnote discussed below, in connection with the anticipated filing by the Company of a registration statement on Form S-3 (the “Registration Statement”) which may register, among other securities, debt securities of the Company with certain guarantees thereof by two of the Company’s wholly-owned subsidiaries (the “subsidiary guarantors”).
The Company anticipates filing the Registration Statement on or about October 13, 2011. At such time, the Company will become subject to the requirements of Rule 3-10 of Regulation S-X regarding financial statements of guarantors and issuers of guaranteed securities registered or being registered. Pursuant to Rule 3-10 of Regulation S-X, the financial statements attached as Exhibits 99.3 and 99.4 to this Current Report on Form 8-K, which are incorporated herein by reference, include an additional footnote (“Note R: Guarantor and Non-Guarantor Financial Information” in Exhibit 99.3 and “Note P: Guarantor and Non-Guarantor Financial Information” in Exhibit 99.4) with condensed consolidating financial information for the subsidiary guarantors.
The above-described adoption of the revised reportable segments affects only the manner in which certain financial information was previously reported and does not change the overall financial results reported in the 2011 Form 10-K. No other items in the 2011 Form 10-K other than those identified above are being updated by this filing. Information in the 2011 Form 10-K is generally stated as of April 30, 2011, and this filing does not reflect any subsequent information or events other than the realignment of the reportable segments and the additional footnote disclosure described above. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2011 Form 10-K for any forward-looking statements, other than the changes described above. More current information is contained in the First Quarter 2012 Form 10-Q and the Company’s other filings with the U.S. Securities and Exchange Commission (“SEC”) for periods and events occurring after April 30, 2011. This Current Report on Form 8-K should be read in conjunction with the 2011 Form 10-K and the First Quarter 2012 Form 10-Q as well as the Company’s other filings with the SEC.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Exhibit Description
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Revised Item 1. Business of Part I of the 2011 Form 10-K.

99.2	Revised Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations of Part II of the 2011 Form 10-K.

99.3	Revised and Updated Item 8. Financial Statements and Supplementary Data of Part II of the 2011 Form 10-K.

99.4	Updated Item 1. Financial Statements of Part I of the First Quarter 2012 Form 10-Q.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2011	THE J. M. SMUCKER COMPANY
	By:	/s/ Mark R. Belgya
Mark R. Belgya
Senior Vice President and Chief Financial Officer

INDEX OF EXHIBITS

Exhibit Number	Exhibit Description
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Revised Item 1. Business of Part I of the 2011 Form 10-K.

99.2	Revised Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations of Part II of the 2011 Form 10-K.

99.3	Revised and Updated Item 8. Financial Statements and Supplementary Data of Part II of the 2011 Form 10-K.

99.4	Updated Item 1. Financial Statements of Part I of the First Quarter 2012 Form 10-Q.